                                                                     Exhibit 4.1
                              [Stock Certificate]

                                RESTRICTED STOCK

                                   [APG LOGO]

                    NUMBER                           SHARES
                 APCA (sample)                        XXX


                                   AUTOMOTIVE
                                  PERFORMANCE
                                  GROUP, INC.

                  SERIES A                           SERIES A
               PREFERRED STOCK                    PREFERRED STOCK

          INCORPORATED UNDER THE LAWS         SEE REVERSE FOR CERTAIN
           OF THE STATE OF DELAWARE                 DEFINITIONS



THIS CERTIFIES THAT




is the record holder of


   FULLY PAID AND NONASSESSABLE SHARES OF SERIES A PREFERRED STOCK, PAR VALUE
                              $.0001 PER SHARE, OF
           ------------AUTOMOTIVE PERFORMANCE GROUP, INC.------------ transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/  James E. Dunn                               /s/ Andrew L. Evans
------------------                               -------------------
  Secretary                                         President

TRANSFER AGENT AND REGISTRAR
     COLONIAL STOCK TRANSFER
          SALT LAKE CITY, UTAH 84111
          COUNTERSIGNED AND REGISTERED
BY /s/ KC
   ------
               AUTHORIZED SIGNATURE


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                       AUTOMOTIVE PERFORMANCE GROUP, INC.

     Automotive Performance Group, Inc. will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT-________ Custodian________
                   (Cust)            (Minor)

                 under Uniform Gifts to Minors
                 Act _________________________
                         (State)

UNIF TRF MIN ACT-_________ Custodian (until age _____) _________
                   (Cust)                               (Minor)

                 under Uniform Transfers to Minors
                 Act _________________________
                         (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________


_______________________________________________________________________________


________________________________________________________________________ SHARES
OF THE SERIES A PREFERRED STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT


_______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE SHARE REGISTRAR OF THE WITHIN CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


Dated ________________________________


                        ________________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                          CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR
                                   ENLARGEMENT OR ANY CHANGE WHATEVER.


                              THE SHARE OF STOCK REPRESENTED BY THIS CERTIFICATE
                              HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
                              OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR
                              OTHERWISE TRANSFERRED UNLESS A COMPLIANCE WITH THE
Signature(s) Guaranteed:      REGISTRATION PROVISIONS OF SUCH ACT HAS BEEN MADE
                              OR UNLESS AVAILABILITY OF AN EXEMPTION FROM SUCH
                              REGISTRATION PROVISIONS HAS BEEN ESTABLISHED, OR
                              UNLESS SOLD PURSUANT TO RULE 144 UNDER THE
                              SECURITIES ACT OF 1933.


By_____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15